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                                                                  EXHIBIT 10.11



                       SERVICING FACILITY PROMISSORY NOTE



$10,000,000                                                Date:  June 14, 1996


         FOR VALUE RECEIVED, the undersigned, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (herein collectively called the "Borrowers", and individually as "CoBorrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given to evidence an actual warehouse line of credit in the above amount and is the Servicing Facility Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

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         The Borrowers hereby waive demand, notice, protest and presentment.

         The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each CoBorrower shall not affect the joint and several liability of each Co-Borrower.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.


                                   WASHINGTON MORTGAGE FINANCIAL GROUP,
                                   LTD., a Delaware corporation


                                   By: /s/ HOWARD S. PERKINS
                                      -------------------------------------

                                   Its: EVP
                                       ------------------------------------

                                   WMF/HUNTOON, PAIGE ASSOCIATES
                                   LIMITED, a Delaware corporation


                                   By: /s/ HOWARD S. PERKINS
                                      -------------------------------------

                                   Its: Vice Chairman
                                       ------------------------------------




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STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On June 18, 1996, before me, a Notary Public, personally appeared Howard S. Perkins, the EVP of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99
                                                                      ---------
STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On June 18, 1996, before me, a Notary Public, personally appeared Howard S. Perkins, the Vice Chairman of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99
                                                                      --------


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